EXHIBIT 10.07

Comprehensive Marketing Solutions, LLC
64 North Summit Street
Tenafly, NJ 07670

April 15, 2006

Edward J. Quilty, President and CEO
Derma Sciences, Inc.
214 Carnegie Center, Suite 100
Princeton, NJ 08540

Dear Mr. Quilty:

Please allow this letter to serve as a Sales and Marketing Agreement between Comprehensive Marketing Solutions, LLC (“CMS”) and Derma Sciences, Inc. (“Derma” or the “Company”), as contemplated in Article 5.4 of that certain Asset Purchase Agreement between Western Medical, Ltd. (“Western Medical”) and Derma, dated as of January 26, 2006.

I. OBJECTIVES

The parties agree that CMS shall provide representation of the Company and its products, to specific accounts, both existing and to be developed. As such, CMS shall perform services, with the following objectives:

1.	Obtain tangible competitive and distributor market information. Identify sales growth opportunities consistent with the Company’s future direction and goals.

2.	Develop significant, profitable, meaningful business for the Company’s product offerings.

3.	Manage and support ongoing supplier/channel partner relationships and house accounts.

4.

Provide support for the marketing and sale of those wound care products to be transferred from Western Medical to Derma pursuant to the Asset Purchase Agreement dated as of January 26, 2006, and more particularly described on Schedule 1.1.1 thereof. Said Schedule 1.1.1 is attached hereto and made a part of this Agreement.

It is understood that the above objectives are only achievable through open communication and a close working relationship between CMS and Derma.

Edward J. Quilty, President and CEO
Derma Sciences, Inc.
April 15, 2006

II. ROLES/RESPONSIBILITIES

It is understood and agreed that Derma and CMS will participate in several joint activities, including, but not limited to, the following:

•	Determination of Target marketing and pricing strategy.
•	Planning Target volumes over time.
•	Review of Target account performance.

During the term of this Agreement, and in order to successfully achieve the parties' mutual goals, information/support shall be provided from each party, as follows:

•	From Derma
	–	Derma shall provide CMS with an overview of the history of the Company
	–	Derma shall provide CMS with its market and distribution strategic objectives
	–	Derma shall provide CMS both market segment and product category training
	–	Derma shall provide CMS with competitive scenarios
	–	Derma shall advise CMS of its role in achieving Company goals
	–	Derma shall provide support materials as reasonably requested by CMS including, but not limited to, samples and literature necessary for CMS to perform its responsibilities hereunder.

•	From CMS
	–	Status of targeted account activity
	–	Suggestions for improving Derma's product performance in the market
	–	Competitive information (to the extent this does not compromise agreements with other clients or confidential relationships)
	–	Other information deemed by both parties as critical to performance under this Agreement.

Derma and CMS will jointly participate in further defining how best to achieve the goals of the Company set forth above, based upon the following ongoing factors:

•	Regular communications
•	Reporting and reviewing formats and timetables
•	Commission negotiation, calculation and payment terms
•	Information exchange/management, including control of confidential information
•	Target account relationship management

Edward J. Quilty, President and CEO
Derma Sciences, Inc.
April 15, 2006

III. COMPENSATION

The compensation to be paid by Derma to CMS for the first four (4) months of this Agreement shall be as follows:

•	A monthly fee of $15,000.00, commencing on April 15, 2006. Additionally, CMS shall receive commissions upon "New Business" in the amount of five (5%) percent for the initial four (4) months of the term. New Business is defined as (i) revenues relative to existing customers for the term of the Agreement (calculated separately for each account) in excess of revenues experienced during the twelve (12) calendar months preceding April 15, 2006, and (ii) all revenues relative to new customers.

The compensation to be paid by Derma to CMS for the next eight (8) months of this Agreement shall be as follows:

•	A monthly fee of $7,500.00, commencing on August 1, 2006, plus the commissions on "New Business" as outlined during the first four (4) months above.

•	The parties shall periodically identify, in writing, those accounts which constitute "New Business," as defined in this Agreement.

IV. OUT-OF-POCKET EXPENSES

Throughout the term of this Agreement, and any extensions, out-of-pocket expenses, which may include (but are not limited to) travel, telephone, and other expenses directly related to achieving the objectives outlined in this Agreement, shall be reimbursed by Derma to CMS on an ongoing basis, upon submission by CMS of appropriate requests for reimbursement thereof. Fees, expenses, and commissions will be billed by CMS monthly, and shall be paid by Derma immediately upon receipt of statements therefor.

V. ADDITIONAL TERMS/CONDITIONS

Indemnification
Derma agrees to indemnify and hold CMS harmless from and against any and all losses, claims, damages or liabilities (or actions in respect thereof) related to CMS's engagement pursuant to this Agreement, or the services to be performed by CMS in connection therewith, and will reimburse CMS for all expenses (including reasonable fees and expenses of counsel) as they are incurred by CMS in connection with investigating, preparing or defending any such

Edward J. Quilty, President and CEO
Derma Sciences, Inc.
April 15, 2006

actions or claims. Derma will not, however, be responsible for any claims, liabilities, losses, damages or expenses that result directly from CMS's gross negligence in performing the services, which are the subject of this Agreement. Derma also agrees that CMS shall not have liability (whether direct or indirect, in contract or tort or otherwise) to Derma in connection with any transaction, or engagement pursuant to this Agreement or the services performed by CMS in connection therewith except for any liability for such losses, claims, damages, or expenses incurred by Derma that results directly from CMS's gross negligence in performing the services which are the subject of this Agreement, and then only up to the aggregate compensation of CMS under this Agreement.

Independent Contractor
It is understood and agreed that CMS will represent Derma in targeted/assigned relationships, as outlined above. The status of CMS shall at all times be that of independent contractor and not that of employee, servant, agent, or partner of the Company.

Term
This Agreement shall become effective upon signing of same by both parties. The term hereof shall be one (1) year from April 15, 2006, subject to renewal for additional one (1) year periods, upon the written consent of both parties. Derma shall provide CMS with notice of its intention to either renew or terminate this Agreement at the end of each term, not less than sixty (60) days prior to the end of the term. At the end of the term or any renewal terms, Derma shall be responsible for all outstanding fees, expenses and commissions due at the time of termination. In addition, New Business which closes within twelve (12) months after termination shall be subject to the commissions payable to CMS as outlined in the above section addressing compensation.

VI. GOVERNING LAW

This Agreement and all questions relating to its validity, interpretation, performance, remediation and enforcement (including, but not limited to, provisions concerning limitations of actions) shall be governed by and construed in accordance with the domestic laws of the State of New Jersey, notwithstanding any choice-of-laws doctrines of such jurisdiction or any other jurisdiction which ordinarily would cause the substantive law of another jurisdiction to apply, without the aid of any canon, custom or rule of law requiring construction against the draftsman.

Edward J. Quilty, President and CEO
Derma Sciences, Inc.
April 15, 2006

VII. NOTICES

All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier to the parties at the following addresses, or sent by fax, with confirmation of receipt, to the fax numbers specified below (or at such other address or fax number for a party as shall be specified by like notice):

If to Derma:

Derma Sciences, Inc. Attn: Edward J. Quilty, President and CEO 214 Carnegie Center, Suite 100 Princeton, NJ 08540 Telecopier No.: (609) 514-8554 E-mail: equilty@dermasciences.com with a copy to:

Heder & Hedger Attn: Raymond C. Hedger, Jr., Esq. 2 Fox Chase Drive Hershey, PA 17033 Telecopier No.: (717) 534-9813 E-mail: rayhedger@hedgerandhedger.com

and

If to CMS:

Comprehensive Marketing Solutions, LLC Attn: Christopher Fuhrmann, Managing Member 64 North Summit Street Tenafly, NJ 07670 Telecopier No.: (888) 329-0555 E-mail: cfuhrmann@westernmedical-ltd.com with a copy to:

Edward J. Quilty, President and CEO
Derma Sciences, Inc.
April 15, 2006

Law Offices of Charles A. Gruen Attn: Charles A. Gruen, Esq. 45 Essex Street, Suite 200 Hackensack, NJ 07601 Telecopier No.: (201) 342-6474 E-mail: cgruen@gruenlaw.com or to such other address as the person to whom notice is to be given may have previously furnished to the other in writing in the manner set forth above.

VIII. CONSENT TO JURISDICTION

The parties hereto hereby consent to the exclusive jurisdiction of the State Courts situate in Bergen County, New Jersey and the Federal Courts situate in Newark, New Jersey with respect to any disputes, claims, controversies or other actions or proceedings arising under this Agreement. The parties hereto hereby waive any and all rights to commence any action or proceeding before any Court or judicial body or in any other venue with respect to the subject matter hereof.

IX. HEADINGS

The Section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

X. COUNTERPARTS

This Agreement may be executed simultaneously in several counterparts, each of which shall be original, but all of which together will constitute one and the same instrument. Delivery of an executed counterpart by facsimile shall be deemed an original counterpart to this Agreement.

XI. EXPENSES OF THE PARTIES

Each party shall bear the expenses incurred by such party in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.

Edward J. Quilty, President and CEO
Derma Sciences, Inc.
April 15, 2006

XII. CONSTRUCTION

The construction of this Agreement shall not take into consideration the party who drafted or whose representative drafted any portion of this Agreement and no canon of construction shall be applied that resolves ambiguities against the drafter of a document. The parties acknowledge that they were advised by competent counsel that each has chosen to represent such party and each party has had a full opportunity to comment upon and negotiate the terms of this Agreement.

        IN WITNESS WHEREOF, this Sales and Marketing Agreement has been duly executed by and delivered by a duly authorized officer of each of Derma and CMS.

DERMA SCIENCES, INC.
By:
Dated: April 15, 2006	Edward J. Quilty President and CEO
COMPREHENSIVE MARKETING SOLUTIONS, LLC
By:
Dated: April 15, 2006	Christopher Fuhrmann Managing Member

Schedule 1.1.1

ASSETS

Products:

Item Number:              2070
Description:              PSS SELECT UNNABOOT 3" x 10 YARDS (60 EACH)

Item Number:              2071
Description:              PSS SELECT UNNABOOT 4" x 10 YARDS (60 EACH)

Item Number:              2072
Description:              PSS SELECT UNNABOOT 3" x 10 YARDS W/ CALAMINE (60 EACH)

Item Number:              2073
Description:              PSS SELECT UNNABOOT 4" x 10 YARDS W/ CALAMINE (60 EACH)

Item Number:              261320
Description:              DOMEPASTE 3" PASTE BANDAGE

Item Number:              261440
Description:              DOMEPASTE 4" PASTE BANDAGE

Item Number:              90-0434
Description:              COPRESS 3" x 5 YARD COHESIVE - HT PKG

Item Number:              90-0435
Description:              COPRESS 4" x 5 YARD COHESIVE - HT PKG

Item Number:              90-0506
Description:              4" 100% COTTON GAUZE

Item Number:              90-0507
Description:              3" 100% COTTON GAUZE

Item Number:              APPLICATORS
Description:              FINGER SPLINTS ALUMINUM

Item Number:              BA2500
Description:              BANDNET SIZE 0 - 25 YARDS STRETCHED

Item Number:              BA2500.5
Description:              BANDNET SIZE .5 - 25 YARDS STRETCHED

Item Number:              BA2501
Description:              BANDNET SIZE 1 - 25 YARDS STRETCHED

Item Number:              BA2502
Description:              BANDNET SIZE 2 - 25 YARDS STRETCHED

Item Number:              BA2503
Description:              BANDNET SIZE 3 - 25 YARDS STRETCHED

Item Number:              BA2504
Description:              BANDNET SIZE 4 - 25 YARDS STRETCHED

Item Number:              BA2505
Description:              BANDNET SIZE 5 - 25 YARDS STRETCHED

Item Number:              BA2505.5
Description:              BANDNET SIZE 5.5 - 25 YARDS STRETCHED

Item Number:              BA2506
Description:              BANDNET SIZE 6 - 25 YARDS STRETCHED

Item Number:              BA2507
Description:              BANDNET SIZE 7 - 25 YARDS STRETCHED

Item Number:              BA2508
Description:              BANDNET SIZE 8 - 25 YARDS STRETCHED

Item Number:              BA2509
Description:              BANDNET SIZE 9 - 25 YARDS STRETCHED

Item Number:              BA2510
Description:              BANDNET SIZE 10 - 25 YARDS STRETCHED

Item Number:              BA2511
Description:              BANDNET SIZE 11 - 25 YARDS STRETCHED

Item Number:              BA2512
Description:              BANDNET SIZE 12 - 25 YARDS STRETCHED

Item Number:              BA2514
Description:              BANDNET SIZE 14 - 25 YARDS STRETCHED

Item Number:              BA2522
Description:              BANDNET SIZE 22 - 25 YARDS STRETCHED

Item Number:              BA5000
Description:              BANDNET SIZE 0 - 50 YARDS STRETCHED

Item Number:              BA5000.5
Description:              BANDNET SIZE .5 - 50 YARDS STRETCHED

Item Number:              BA5001
Description:              BANDNET SIZE 1 - 50 YARDS STRETCHED

Item Number:              BA5002
Description:              BANDNET SIZE 2 - 50 YARDS STRETCHED

Item Number:              BA5003
Description:              BANDNET SIZE 3 - 50 YARDS STRETCHED

Item Number:              BA5004
Description:              BANDNET SIZE 4 - 50 YARDS STRETCHED

Item Number:              BA5005
Description:              BANDNET SIZE 5 - 50 YARDS STRETCHED

Item Number:              BA5005.5
Description:              BANDNET SIZE 5.5 - 50 YARDS STRETCHED

Item Number:              BA5006
Description:              BANDNET SIZE 6 - 50 YARDS STRETCHED

Item Number:              BA5007
Description:              BANDNET SIZE 7 - 50 YARDS STRETCHED

Item Number:              BA5008
Description:              BANDNET SIZE 8 - 50 YARDS STRETCHED

Item Number:              BA5009
Description:              BANDNET SIZE 9 - 50 YARDS STRETCHED

Item Number:              BA5010
Description:              BANDNET SIZE 10 - 50 YARDS STRETCHED

Item Number:              BA5011
Description:              BANDNET SIZE 11 - 50 YARDS STRETCHED

Item Number:              BL-113L
Description:              BECK-LEE STRESS T-SHIRTS - LARGE (5 BAGS PER CASE)

Item Number:              BL-113M
Description:              BECK-LEE STRESS T-SHIRT - MEDIUM (5 BAGS PER CASE)

Item Number:              BL-113S
Description:              BECK-LEE STRESS T-SHIRT - SMALL (5 BAGS PER CASE)

Item Number:              BL-113XL
Description:              BECK-LEE STRESS T-SHIRT - EXTRA LARGE (5 BAGS PER CASE)

Item Number:              C15510-219
Description:              ALLEGIANCE TUBULAR GAUZE 5/8" X 50 YARDS (WHITE)

Item Number:              C15510-220
Description:              ALLEGIANCE TUBULAR GAUZE 1" X 50 YARDS (WHITE)

Item Number:              C15510-221
Description:              ALLEGIANCE TUBULAR GAUZE 1 1/2" X 50 YARDS (WHITE)

Item Number:              C15510-222
Description:              ALLEGIANCE TUBULAR GAUZE 2 5/8" X 50 YARDS (WHITE)

Item Number:              C15510-223
Description:              ALLEGIANCE TUBULAR GAUZE 3 5/8" X 50 YARDS (WHITE)

Item Number:              C15510-231
Description:              ALLEGIANCE LUCITE APPLICATOR - SIZE #1

Item Number:              C15510-232
Description:              ALLEGIANCE LUCITE APPLICATOR - SIZE #2

Item Number:              C15510-234
Description:              ALLEGIANCE LUCITE APPLICATOR - SIZE #3

Item Number:              C15510-241
Description:              ALLEGIANCE CAGE APPLICATOR - SIZE #1

Item Number:              C15510-242
Description:              ALLEGIANCE CAGE APPLICATOR - SIZE #2

Item Number:              C15510-243
Description:              ALLEGIANCE CAGE APPLICATOR - SIZE #3

Item Number:              C15510-244
Description:              ALLEGIANCE CAGE APPLICATOR - SIZE #4

Item Number:              GEN10NET
Description:              GENETIC LABS SIZE 10 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GEN11/2TUBE
Description:              GENETIC LABS TUBULAR GAUZE 1 1/2" X 50 YARDS (BULK)

Item Number:              GEN1NET
Description:              GENETIC LABS SIZE 1 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GEN1TUBE
Description:              GENETIC LABS TUBULAR GAUZE 1" X 50 YARDS (BULK)

Item Number:              GEN25/8TUBE
Description:              GENETIC LABS TUBULAR GAUZE 2 5/8 BULK

Item Number:              GEN2NET
Description:              GENETIC LABS SIZE 2 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GEN3NET
Description:              GENETIC LABS SIZE 3 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GEN4NET
Description:              GENETIC LABS SIZE 4 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GEN5/8TUBE
Description:              GENETIC LABS TUBULAR GAUZE 5/8" X 50 YARDS (BULK)

Item Number:              GEN5NET
Description:              GENETIC LABS SIZE 5 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GEN6NET
Description:              GENETIC LABS SIZE 6 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GEN7/8TUBE
Description:              GENETIC LABS TUBULAR GAUZE 7/8" X 50 YARDS (BULK)

Item Number:              GEN7NET
Description:              GENETIC LABS SIZE 7 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GEN8NET
Description:              GENETIC LABS SIZE 8 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GEN9NET
Description:              GENETIC LABS SIZE 9 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GL-100-3R
Description:              3" FLEXOPLAST REVERSE ADHESIVE BANDAGE - 5 YARDS STRETCHED

Item Number:              GL-1000
Description:              GLENSLEEVE II - HAND/WRIST  # 21038

Item Number:              GL-1000B
Description:              GLENSLEEVE II - HAND/WRIST (BEIGE)

Item Number:              GL-1000WP
Description:              GLENSLEEVE HAND/WRIST/ARM PROTECTOR. WHITE PADDED /12/CASE

Item Number:              GL-1000WP/PAIR
Description:              WHITE PADDED GLENSLEEVES/PAIR/ BULK

Item Number:              GL-105F
Description:              SURGITUBE 5/8" X 5 YARDS (FLESH) - INCL. SPLINT APPLICATOR

Item Number:              GL-105W
Description:              SURGITUBE 5/8" X 5 YARDS (WHITE) - INCL. SPLINT APPLICATOR

Item Number:              GL-1100B
Description:              GLENSLEEVE 1100 PETITE HAND/WRIST/ARM BEIGE 12 PAIR PER CASE

Item Number:              GL-110W
Description:              SURGITUBE 5/8" X 10 YARDS (WHITE) - INCL. SPLINT APPLICATOR

Item Number:              GL-1CDBX
Description:              # 1 cotton dacron boxed with applicator

Item Number:              GL-200-3
Description:              3" UNNA-PAK - ONE DOZEN COHESIVE BANDAGE/3"PASTE BANDAGE

Item Number:              GL-200-4
Description:              4" UNNA-PAK / DZ. COHESIVE BANDAGE/4" PASTE BANDAGE

Item Number:              GL-2000
Description:              GLENSLEEVE II - HAND/WRIST/THUMB  #21033

Item Number:              GL-205F
Description:              SURGITUBE 7/8" X 5 YARDS (FLESH) - INCL. SPLINT APPLICATOR

Item Number:              GL-205W
Description:              SURGITUBE 7/8" X 5 YARDS (WHITE) - INCL. SPLINT APPLICATOR

Item Number:              GL-209
Description:              SURGITUBE 5/8" X 50 YARDS (FLESH) - FOR USE WITH APPLICATOR

Item Number:              GL-210
Description:              SURGITUBE 1" X 50 YARDS (FLESH) - FOR USE WITH APPLICATOR

Item Number:              GL-210F
Description:              SURGITUBE 7/8" x 10 YARDS (FLESH) - INCL. SPLINT APPLICATOR

Item Number:              GL-210W
Description:              SURGITUBE 7/8" X 10 YARDS (WHITE) - INCL. SPLINT APPLICATOR

Item Number:              GL-211
Description:              SURGITUBE 1 1/2" X 50 YARD (FLESH) - FOR USE WITH APPLICATOR

Item Number:              GL-212
Description:              SURGITUBE 2 5/8" X 50 YARD (FLESH) - FOR USE WITH APPLICATOR

Item Number:              GL-219
Description:              SURGITUBE 5/8" X 50 YARDS (WHITE) - FOR USE WITH APPLICATOR

Item Number:              GL-220
Description:              SURGITUBE 1" X 50 YARDS (WHITE) - FOR USE WITH APPLICATOR

Item Number:              GL-221
Description:              SURGITUBE 1 1/2" X 50 YARD (WHITE) - FOR USE WITH APPLICATOR

Item Number:              GL-222
Description:              SURGITUBE 2 5/8" X 50 YARD (WHITE) - FOR USE WITH APPLICATOR

Item Number:              GL-223
Description:              SURGITUBE 3 5/8" X 50 YARD (WHITE) - FOR USE WITH APPLICATOR

Item Number:              GL-224
Description:              SURGITUBE 5" X 50 YARDS (WHITE)

Item Number:              GL-225
Description:              SURGITUBE 7" X 50 YARDS (WHITE)

Item Number:              GL-227
Description:              CAGE APPLICATOR SET (SIZES 1, 2 & 3)

Item Number:              GL-230
Description:              METAL CAGE APPLICATOR - SIZE #0

Item Number:              GL-231
Description:              METAL CAGE APPLICATOR - SIZE #1

Item Number:              GL-231P
Description:              LUCITE TUBE APPLICATOR - SIZE #1

Item Number:              GL-232
Description:              METAL CAGE APPLICATOR - SIZE #2

Item Number:              GL-232P
Description:              LUCITE TUBE APPLICATOR - SIZE #2

Item Number:              GL-234
Description:              METAL CAGE APPLICATOR - SIZE #3

Item Number:              GL-234P
Description:              LUCITE TUBE APPLICATOR - SIZE #3

Item Number:              GL-235
Description:              STARTER KIT W/TUBE GAUZE AND CAGE APPLICATORS

Item Number:              GL-236
Description:              METAL CAGE APPLICATOR - SIZE #4

Item Number:              GL-241
Description:              SURGITUBE 5/8" X 50 YARDS (WHITE) - FOR USE W/O APPLICATOR

Item Number:              GL-242
Description:              SURGITUBE 7/8" X 50 YARDS (WHITE) - FOR USE W/O APPLICATOR

Item Number:              GL-242A
Description:              SURGITUBE 1 1/8" X 50 YARDS (WHITE) - FOR USE W/O APPLICATOR

Item Number:              GL-243
Description:              SURGITUBE 1 1/2" X 50 YARDS (WHITE) - FOR USE W/O APPLICATOR

Item Number:              GL-244
Description:              SURGITUBE 1 1/2" X 50 YARDS (WHITE) - FOR USE W/O APPLICATOR

Item Number:              GL-245
Description:              SURGITUBE 2" X 50 YARDS (WHITE) - FOR USE W/O APPLICATOR

Item Number:              GL-246
Description:              SURGITUBE 5/8" X 50 YARDS (FLESH) - FOR USE W/O APPLICATOR

Item Number:              GL-247
Description:              SURGITUBE 7/8" X 50 YARDS (FLESH) - FOR USE W/O APPLICATOR

Item Number:              GL-248
Description:              SURGITUBE 1 1/2" X 50 YARDS (FLESH) - FOR USE W/O APPLICATOR

Item Number:              GL-251
Description:              SURGITUBE 5/8" x 15 YARDS (WHITE)

Item Number:              GL-252
Description:              SURGITUBE 7/8" x 15 YARDS (WHITE)

Item Number:              GL-2522
Description:              SURGILAST SIZE 22 - 25 YARDS STRETCHED

Item Number:              GL-252A
Description:              SURGITUBE 1 1/8" x 15 YARDS (WHITE)

Item Number:              GL-260
Description:              SURGITUBE 2" X 50 YARDS (FLESH) - FOR USE W/O APPLICATOR

Item Number:              GL-2CDBX
Description:              #2 COTTON DACRON - BOXED WITH APPLICATORS

Item Number:              GL-300-1
Description:              PRIMER 3" X 10 YDS. UNNA BOOT

Item Number:              GL-300-1C
Description:              PRIMER 3" X 10 YDS. UNNA BOOT W/CALAMINE

Item Number:              GL-300-1F
Description:              PRIMER FLEX 3" ELASTIC UNNABOOT 10 YDS STRETCHED

Item Number:              GL-3000
Description:              GLENSLEEVE II - BELOW KNEE #21043

Item Number:              GL-3000B
Description:              GLENSLEEVE II - BELOW KNEE (BEIGE) # 21052

Item Number:              GL-305F
Description:              SURGITUBE 1 1/2" X 5 YARDS (FLESH)

Item Number:              GL-305W
Description:              SURGITUBE 1 1/2" X 5 YARDS (WHITE)

Item Number:              GL-310W
Description:              SURGITUBE 1 1/2" X 10 YARDS (WHITE)

Item Number:              GL-400-1
Description:              PRIMER 4" X 10 YDS. UNNA BOOT

Item Number:              GL-400-1C
Description:              PRIMER 4" X 10 YDS. UNNA BOOT W/CALAMINE

Item Number:              GL-400-1F
Description:              PRIMER FLEX 4" ELASTIC UNNABOOT 10 YDS STRETCHED

Item Number:              GL-405W
Description:              SURGITUBE 1 1/2" X 5 YARDS (WHITE) - TIGHT WEAVE

Item Number:              GL-501
Description:              SURGILAST SIZE 1 - 50 YARDS STRETCHED

Item Number:              GL-502
Description:              SURGILAST SIZE 2 - 50 YARDS STRETCHED

Item Number:              GL-503
Description:              SURGILAST SIZE 3 - 50 YARDS STRETCHED

Item Number:              GL-504
Description:              SURGILAST SIZE 4 - 50 YARDS STRETCHED

Item Number:              GL-505
Description:              SURGILAST SIZE 5 - 50 YARDS STRETCHED

Item Number:              GL-506
Description:              SURGILAST SIZE 5.5 - 50 YARDS STRETCHED

Item Number:              GL-507
Description:              SURGILAST SIZE 6 - 50 YARDS STRETCHED

Item Number:              GL-508
Description:              SURGILAST SIZE 7 - 50 YARDS STRETCHED

Item Number:              GL-509
Description:              SURGILAST SIZE 8 - 50 YARDS STRETCHED

Item Number:              GL-510
Description:              SURGILAST SIZE 9 - 50 YARDS STRETCHED

Item Number:              GL-511
Description:              SURGILAST SIZE 10 - 50 YARDS STRETCHED

Item Number:              GL-512
Description:              SURGILAST SIZE 11 - 50 YARDS STRETCHED

Item Number:              GL-600
Description:              SURGILAST PRE-CUT HEAD DRESSING (20 UNITS PER BOX)

Item Number:              GL-620
Description:              SURGILAST PRE-CUT PERINEUM/SMALL-MEDIUM (20 UNITS PER BOX)

Item Number:              GL-622
Description:              SURGILAST PRE-CUT PERINEUM/LARGE-X-LARGE (20 UNITS PER BOX)

Item Number:              GL-641
Description:              SURGILAST PRE-CUT FOOT/KNEE/ELBOW/HAND (20 UNITS PER BOX)

Item Number:              GL-701
Description:              SURGILAST SIZE 1 - 25 YARDS STRETCHED

Item Number:              GL-702
Description:              SURGILAST SIZE 2 - 25 YARDS STRETCHED

Item Number:              GL-703
Description:              SURGILAST SIZE 3 - 25 YARDS STRETCHED

Item Number:              GL-704
Description:              SURGILAST SIZE 4 - 25 YARDS STRETCHED

Item Number:              GL-705
Description:              SURGILAST SIZE 5 - 25 YARDS STRETCHED

Item Number:              GL-706
Description:              SURGILAST SIZE 5.5 - 25 YARDS STRETCHED

Item Number:              GL-707
Description:              SURGILAST SIZE 6 - 25 YARDS STRETCHED

Item Number:              GL-708
Description:              SURGILAST SIZE 7 - 25 YARDS STRETCHED

Item Number:              GL-709
Description:              SURGILAST SIZE 8 - 25 YARDS STRETCHED

Item Number:              GL-710
Description:              SURGILAST SIZE 9 - 25 YARDS STRETCHED

Item Number:              GL-711
Description:              SURGILAST SIZE 10 - 25 YARDS STRETCHED
Item Number:              GL-712
Description:              SURGILAST SIZE 11 - 25 YARDS STRETCHED

Item Number:              GL-713
Description:              SURGILAST SIZE 12 - 25 YARDS STRETCHED

Item Number:              GL-714
Description:              SURGILAST SIZE 13 - 25 YARDS STRETCHED

Item Number:              GL-715
Description:              SURGILAST SIZE 14 - 25 YARDS STRETCHED

Item Number:              GL-720
Description:              SURGILAST SIZE A - 10 YARDS STRETCHED

Item Number:              GL-722
Description:              SURGILAST SIZE B - 10 YARDS STRETCHED

Item Number:              GL-724
Description:              SURGILAST SIZE C - 10 YARDS STRETCHED

Item Number:              GL-726
Description:              SURGILAST SIZE D - 10 YARDS STRETCHED

Item Number:              GL-750
Description:              SURGILAST STRESS VEST - SMALL/MEDIUM (20 UNITS PER BOX)

Item Number:              GL-752
Description:              SURGILAST STRESS VEST - LARGE/X-LARGE (20 UNITS PER BOX)

Item Number:              GL-800
Description:              HEEL & ELBOW PROTECTORS - SMALL (12 PAIRS)

Item Number:              GL-800/24
Description:              HEEL & ELBOW PROTECTORS - SMALL (24 PAIRS)

Item Number:              GL-801
Description:              HEEL & ELBOW PROTECTORS - MEDIUM/LARGE (12 PAIRS)

Item Number:              GL-801/24
Description:              HEEL & ELBOW PROTECTORS - MEDIUM/LARGE (24 PAIRS)

Item Number:              GL-801/PR
Description:              HEEL AND ELBOW PROTECTOR SIZE MEDIUM/ LARGE ONE PAIR

Item Number:              GL-802
Description:              HEEL & ELBOW PROTECTORS - EXTRA-LARGE (12 PAIRS)

Item Number:              GL-802/24
Description:              HEEL & ELBOW PROTECTORS - EXTRA-LARGE (24 PAIRS)

Item Number:              GL-802/PR
Description:              HEEL AND ELBOW SIZE X-LGE - ONE PAIR

Item Number:              GL-899
Description:              GLENSLEEVE ARM PROTECTORS - SMALL/MEDIUM (12 PAIRS)

Item Number:              GL-900
Description:              GLENSLEEVE ARM PROTECTORS - LARGE/EXTRA-LARGE  (12 PAIRS)

Item Number:              GL-9702
Description:              ORTHOPAEDIC STOCKINETTE 2" X 25 YARDS (COTTON) #10022

Item Number:              GL-9703
Description:              ORTHOPAEDIC STOCKINETTE 3" X 25 YARDS (COTTON) #10023

Item Number:              GL-9704
Description:              ORTHOPAEDIC STOCKINETTE 4" X 25 YARDS (COTTON)

Item Number:              GL-9706
Description:              ORTHOPAEDIC STOCKINETTE 6" X 25 YARDS (COTTON)

Item Number:              GL-9712
Description:              ORTHOPAEDIC STOCKINETTE 2" X 25 YARDS (SYNTHETIC)

Item Number:              GL-9713
Description:              ORTHOPAEDIC STOCKINETTE 3" X 25 YARDS (SYNTHETIC)

Item Number:              GL-9714
Description:              ORTHOPAEDIC STOCKINETTE 4" X 25 YARDS (SYNTHETIC)

Item Number:              GL-ALUAPP
Description:              ALUMINUM FINGER SPLINT APPLICATOR - ONE DOZEN

Item Number:              GL-B10
Description:              SURGIGRIP LATEX-FREE SIZE B - 2 1/2" x 10 METERS #01114

Item Number:              GL-C10
Description:              SURGIGRIP LATEX-FREE SIZE C - 2 3/4" x 10 METERS

Item Number:              GL-D10
Description:              SURGIGRIP LATEX-FREE SIZE D - 3" x 10 METERS

Item Number:              GL-E10
Description:              SURGIGRIP LATEX-FREE SIZE E - 3 1/2" x 10 METERS

Item Number:              GL-F10
Description:              SURGIGRIP LATEX-FREE SIZE F - 4" x 10 METERS

Item Number:              GL-G10
Description:              SURGIGRIP LATEX-FREE SIZE G - 4  1/2" x 10 meters per box

Item Number:              GL-J10
Description:              SURGIGRIP LATEX-FREE SIZE J -  6 3/4" X 10 METERS.

Item Number:              GL-K10
Description:              SURGIGRIP LATEX-FREE SIZE K - 8 " x 10 METERS

Item Number:              GL-L10
Description:              SURGIGRIP LATEX-FREE SIZE L - 12 3/4" x 10 METERS

Item Number:              GL-LF2501
Description:              SURGILAST LATEX-FREE SIZE 1 - 25 YARDS STRETCHED

Item Number:              GL-LF2502
Description:              SURGILAST LATEX-FREE SIZE 2 - 25 YARDS STRETCHED

Item Number:              GL-LF2503
Description:              SURGILAST LATEX-FREE SIZE 3 - 25 YARDS STRETCHED

Item Number:              GL-LF2504
Description:              SURGILAST LATEX-FREE SIZE 4 - 25 YARDS STRETCHED

Item Number:              GL-LF2505
Description:              SURGILAST LATEX-FREE SIZE 5 - 25 YARDS STRETCHED

Item Number:              GL-LF2505.5
Description:              SURGILAST LATEX-FREE SIZE 5.5 - 25 YARDS STRETCHED

Item Number:              GL-LF2506
Description:              SURGILAST LATEX-FREE SIZE 6 - 25 YARDS STRETCHED

Item Number:              GL-LF2507
Description:              SURGILAST LATEX-FREE SIZE 7 - 25 YARDS STRETCHED

Item Number:              GL-LF2508
Description:              SURGILAST LATEX-FREE SIZE 8 - 25 YARDS STRETCHED

Item Number:              GL-LF2509
Description:              SURGILAST LATEX-FREE SIZE 9 - 25 YARDS STRETCHED

Item Number:              GL-LF2510
Description:              SURGILAST LATEX-FREE SIZE 10 - 25 YARDS STRETCHED

Item Number:              GL-LF2511
Description:              SURGILAST LATEX-FREE SIZE 11 - 25 YARDS STRETCHED

Item Number:              GL-LF2512
Description:              SURGILAST LATEX-FREE SIZE 12 - 25 YARDS STRETCHED

Item Number:              GL-LF2514
Description:              SURGILAST LATEX-FREE SIZE 14 - 25 YARDS STRETCHED

Item Number:              GL10-1
Description:              SURGILAST SIZE 1 - 10 YARDS STRETCHED

Item Number:              GL10-10
Description:              SURGILAST SIZE 10 - 10 YARDS STRETCHED

Item Number:              GL10-11
Description:              SURGILAST SIZE 11 - 10 YARDS STRETCHED

Item Number:              GL10-12
Description:              SURGILAST SIZE 12 - 10 YARDS STRETCHED

Item Number:              GL10-2
Description:              SURGILAST SIZE 2 - 10 YARDS STRETCHED

Item Number:              GL10-3
Description:              SURGILAST SIZE 3 - 10 YARDS STRETCHED

Item Number:              GL10-4
Description:              SURGILAST SIZE 4 - 10 YARDS STRETCHED

Item Number:              GL10-5
Description:              SURGILAST SIZE 5 - 10 YARDS STRETCHED

Item Number:              GL10-6
Description:              SURGILAST SIZE 6 - 10 YARDS STRETCHED

Item Number:              GL10-7
Description:              SURGILAST SIZE 7 - 10 YARDS STRETCHED

Item Number:              GL10-8
Description:              SURGILAST SIZE 8 - 10 YARDS STRETCHED

Item Number:              GL10-9
Description:              SURGILAST SIZE 9 - 10 YARDS STRETCHED

Item Number:              GL100-1
Description:              FLEXOPLAST - ELASTIC ADHESIVE BANDAGE (1" X 5 YARDS)12/BOX

Item Number:              GL100-2
Description:              FLEXOPLAST - ELASTIC ADHESIVE BANDAGE (2" X 5 YARDS) - 6/BOX

Item Number:              GL100-3
Description:              FLEXOPLAST - ELASTIC ADHESIVE BANDAGE (3" X 5 YARDS) - 4/BOX

Item Number:              GL100-4
Description:              FLEXOPLAST - ELASTIC ADHESIVE BANDAGE (4" X 5 YARDS) - 6/BOX

Item Number:              LF25A
Description:              SURG-O-FLEX LATEX-FREE SIZE A - 25 YARDS STRETCHED

Item Number:              LF25B
Description:              SURG-O-FLEX LATEX-FREE SIZE B - 25 YARDS STRETCHED

Item Number:              LF25C
Description:              SURG-O-FLEX LATEX-FREE SIZE C - 25 YARDS STRETCHED

Item Number:              LF25D
Description:              SURG-O-FLEX LATEX-FREE SIZE D - 25 YARDS STRETCHED

Item Number:              LF73245
Description:              LATEX FREE 2"/4.5YDS STRETCHED REBS W/CLIPS (50/CASE)

Item Number:              LF73345
Description:              LATEX FREE 3"/4.5YD STRETCHED REB W/CLIPS (50 PER CASE)

Item Number:              LF73445
Description:              LATEX FREE 4/ 4.5YDS STRETCHED REB W/CLIPS (50 PER CASE)

Item Number:              LF73645
Description:              LATEX FREE 6"/ 4.5YDS STRETCHED REB W/CLIPS (50 PER CASE)

Item Number:              NONUNNA3
Description:              3" x 10 YARD UNNABOOT BANDAGE WITH CALAMINE - MEDLINE

Item Number:              NONUNNA4
Description:              4" X 10 YARD UNNABOOT BANDAGE WITH CALAMINE - MEDLINE

Item Number:              R99903
Description:              3" ZINC PASTE BANDAGE (100 PER CASE)

Item Number:              R99903C
Description:              3" ZINC PASTE BANDAGE W/ CALAMINE (100 PER CASE)

Item Number:              R99904
Description:              KERMA 4" ZINC PASTE BANDAGE (100 PER CASE)

Item Number:              R99904C
Description:              KERMA 4" ZINC PASTE BANDAGE W/ CALAMINE (100 PER CASE)

Item Number:              SPLINTS
Description:              ALUMINUM FINGER SPLINTS

Item Number:              SU2500
Description:              SURG-O-FLEX SIZE 0 - 25 YARDS STRETCHED

Item Number:              SU2501
Description:              SURG-O-FLEX SIZE 1 - 25 YARDS STRETCHED

Item Number:              SU2502
Description:              SURG-O-FLEX SIZE 2 - 25 YARDS STRETCHED

Item Number:              SU2503
Description:              SURG-O-FLEX SIZE 3 - 25 YARDS STRETCHED

Item Number:              SU2504
Description:              SURG-O-FLEX SIZE 4 - 25 YARDS STRETCHED

Item Number:              SU2505
Description:              SURG-O-FLEX SIZE 5 - 25 YARDS STRETCHED

Item Number:              SU2505.5
Description:              SURG-O-FLEX SIZE 5.5 - 25 YARDS STRETCHED

Item Number:              SU2506
Description:              SURG-O-FLEX SIZE 6 - 25 YARDS STRETCHED

Item Number:              SU2507
Description:              SURG-O-FLEX SIZE 7 - 25 YARDS STRETCHED

Item Number:              SU2508
Description:              SURG-O-FLEX SIZE 8 - 25 YARDS STRETCHED

Item Number:              SU2509
Description:              SURG-O-FLEX SIZE 9 - 25 YARDS STRETCHED

Item Number:              SU2510
Description:              SURG-O-FLEX SIZE 10 - 25 YARDS STRETCHED

Item Number:              SU2511
Description:              SURG-O-FLEX SIZE 11 - 25 YARDS STRETCHED

Item Number:              SU25A
Description:              SURG-O-FLEX SIZE A - 25 YARDS STRETCHED

Item Number:              SU25B
Description:              SURG-O-FLEX SIZE B - 25 YARDS STRETCHED

Item Number:              SU25C
Description:              SURG-O-FLEX SIZE C - 25 YARD STRETCHED

Item Number:              SU25D
Description:              SURG-O-FLEX SIZE D - 25 YARDS STRETCHED

Item Number:              SU25E
Description:              SURG-O-FLEX SIZE E - 12.5 YARDS STRETCHED

Item Number:              WM-.504
Description:              NON STERILE PRE-CUT .5 X 4" (5 PCS PER PACK - 36 PACKS/CASE)

Item Number:              WM-0106
Description:              NON STERILE PRE-CUT SIZE 1 X 6" (36 PER CASE)

Item Number:              WM-0118
Description:              LATEX-FREE NON STERILE PRE-CUT SIZE 1 X 18" (36 PER CASE)

Item Number:              WM-0218
Description:              LATEX-FREE NON STERILE PRE-CUT SIZE 2 X 18" (36 PER CASE)

Item Number:              WM-0418
Description:              LATEX-FREE NON STERILE PRE-CUT SIZE 4 X 18" (36 PER CASE)

Item Number:              WM-0524
Description:              NON STERILE PRE-CUTS SIZE 5 X 24" (36 PER CASE)

Item Number:              WM-0618
Description:              LATEX-FREE NON STERILE PRE-CUT SIZE 6 X 18" (36 PER CASE)

Item Number:              WM-0624
Description:              NON STERILE PRE-CUTS SIZE 6 X 24" (36 PER CASE)

Item Number:              WM-0718
Description:              NON STERILE PRE-CUTS SIZE 7 X 18" (36 PER CASE)

Item Number:              WM-0818
Description:              LATEX-FREE NON STERILE PRE-CUT SIZE 8 X 18" (36 PER CASE)

Item Number:              WM-0830
Description:              NON STERILE PRE-CUTS SIZE 8 X 30" (36 PER CASE)

Item Number:              WM-0924
Description:              NON STERILE PRE-CUT SIZE 9 X 24" (36 PER CASE)

Item Number:              WM-1018
Description:              LATEX-FREE NON STERILE PRE-CUT SIZE 10 X 18" (36 PER CASE)

Item Number:              WM-102A/10
Description:              READY TO USE PRE-CUT - CHEST/PERINEUM PANTY - SMALL (10 EA)

Item Number:              WM-102B/10
Description:              READY TO USE PRE-CUT CHEST/PERINEUM PANTY - MED. SZ 7 10 EA

Item Number:              WM-102C/10
Description:              READY TO USE PRE-CUT - CHEST/PERINEUM PANTY - LARGE (10 EA)

Item Number:              WM-103B/10
Description:              READY TO USE PRE-CUT -PERINEUM PANTY - LGE (10 Per Bag) Sz 7

Item Number:              WM-105A
Description:              READY TO USE PRE-CUT - CRANIUM CAP - AVERAGE (10 EA)

Item Number:              WM-105B/10
Description:              READY TO USE PRE-CUT - FULL HEAD CAP - AVERAGE (10 EA)

Item Number:              WM-106/10
Description:              READY TO USE PRE-CUT - HIP/THIGH - AVERAGE (10 EA)

Item Number:              WM-108A/30
Description:              READY TO USE PRE-CUT - KNEE/FOOT/ELBOW/HAND - MEDIUM (30 EA)

Item Number:              WM-108B/30
Description:              READY TO USE PRE-CUT - KNEE/FOOT/ELBOW/HAND - LARGE (30 EA)

Item Number:              WM-113L
Description:              BAND NET STRESS TEST T SHIRTS - LARGE (10 PER BAG)

Item Number:              WM-113M
Description:              BAND NET STRESS TEST T SHIRTS - MEDIUM (10 PER BAG)

Item Number:              WM-113S
Description:              BAND NET STRESS TEST T-SHIRTS - SMALL (10 PER BAG)

Item Number:              WM-113XL
Description:              BAND NET STRESS TEST T-SHIRTS - EXTRA LARGE (10 PER BAG)

Item Number:              WM-2224
Description:              NON STERILE PRE-CUT SIZE 22 X 24" (36 PER CASE)

Item Number:              WM-2CDBX
Description:              7/8" x 40 YARDS COTTON DACRON SIZE 2 - BOXED WITH APPLICATOR

Item Number:              WM-5CDBX
Description:              2-5/8" x 40 YARDS COTTON DACRON SIZE 5 - BOXED W/ APPLICATOR

Item Number:              WM-B10
Description:              SURGIGRIP 2 1/2" X 11 YDS. HANDS/LIMBS

Item Number:              WM-C10
Description:              SURGIGRIP 2 3/4" X 11 YDS. SMALL HANDS/LIMBS

Item Number:              WM-COPRESS3
Description:              CO-PRESS 3" X 5 YARD COHESIVE BANDAGE

Item Number:              WM-COPRESS4
Description:              CO-PRESS 4 " X 5 YARD COHESIVE DRESSING

Item Number:              WM-D10
Description:              SURGIGRIP 3" X 11 YDS. LARGE ARMS AND LEGS

Item Number:              WM-E10
Description:              SURGIGRIP 3 1/2" X 11 YDS. LEGS/SMALL THIGHS

Item Number:              WM-F10
Description:              SURGIGRIP 4" X 11 YDS. LARGE KNEES/THIGHS

Item Number:              WM-G10
Description:              SURGIGRIP 4 1/2" X 11 YDS. LARGE THIGHS

Item Number:              WM-GEN3
Description:              3" x 10 YARDS GENERIC UNNA BOOT

Item Number:              WM-GEN3C
Description:              3" x 10 YARDS GENERIC UNNA BOOT WITH CALAMINE

Item Number:              WM-GEN4
Description:              4" x 10 YARDS GENERIC UNNA BOOT

Item Number:              WM-GEN4/EACH
Description:              4" GENERIC UNNA BOOT - EACH

Item Number:              WM-GEN4C
Description:              4" x 10 YARDS GENERIC UNNA BOOT WITH CALAMINE

Item Number:              WM-GEN4C/EA
Description:              GENERIC 4" UNNABOOT WITH CALAMINE / EACH

Item Number:              WM-J10
Description:              SURGIGRIP 6 3/4" X 11 YDS. SMALL TRUNK

Item Number:              WM51-01
Description:              STOMASAFE OSTOMY BAG HOLDER - SMALL (10 PER CASE)

Item Number:              WM51-03
Description:              STOMASAFE OSTOMY BAG HOLDER - MEDIUM (10 PER CASE)

Item Number:              WM51-05
Description:              STOMASAFE OSTOMY BAG HOLDER - LARGE (10 PER CASE)

Item Number:              WM51-07
Description:              STOMASAFE OSTOMY BAG HOLDER - EXTRA LARGE (10 PER CASE)

Schedule 2: CMS Additional Services

1.         Market Research/Data

2.         Third-Party Logistics

3.         GPO Data and Contacts

4.         Regulatory Assistance

5.         EDI

6.         Trade Association(s)

7.         Trade Advertising Assistance

8.         Sampling Programs

9.         Transactional Internet Portal

10.       Donations – Relief Organizations